SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): June 7, 2010
KIRKLAND’S, INC.
(Exact Name of Issuer as Specified in Charter)

Tennessee (State or Other Jurisdiction of Incorporation or Organization)	000-49885 (Commission File Number)	62-1287151 (I.R.S. Employer Identification Number)
2501 McGavock Pike
Suite 1000
Nashville, Tennessee 37214
(Address of Principal Executive Offices)
(615) 872-4800
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07 Submission of Matters to a Vote of Security Holders.
On Monday, June 7, 2010, Kirkland’s, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). A summary of the matters voted upon by the shareholders at that Annual Meeting is set forth below.
Proposal 1. The shareholders elected two nominees for director each to serve for a term of three years based on the following votes:

	FOR	WITHHELD	BROKER NON-VOTES
Ralph T. Parks	14,607,710	898,873	2,641,897
Murray M. Spain	12,932,924	2,573,659	2,641,897
Proposal 2. The shareholders ratified the appointment by the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 29, 2011 based on the following votes:

***	FOR	AGAINST	ABSTAIN
TOTAL SHARES VOTED	17,411,867	720,996	15,617
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIRKLAND’S, INC.
Date: June 10, 2010	By:	/s/ W. Michael Madden
		Name:	W. Michael Madden
		Title:	Senior Vice President and Chief Financial Officer